                                                                   Exhibit 10.35

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

VOID AFTER 5:00 P.M., NEW YORK TIME, ON OCTOBER 15, 2006, OR IF NOT A BUSINESS DAY, AS DEFINED HEREIN, AT 5:00 P.M., NEW YORK TIME, ON THE NEXT FOLLOWING BUSINESS DAY.


                                                             WARRANT TO PURCHASE
                                                     _________ DEPOSITARY SHARES


                      WARRANT TO PURCHASE DEPOSITARY SHARES

                                       OF

                             ASCENT PEDIATRICS, INC.

                           --------------------------

                  This certifies that, for value received, ____________ or registered assigns ("Warrantholder"), is entitled to purchase from Ascent Pediatrics, Inc., a Delaware corporation (the "Company"), subject to the terms set forth below, at any time prior to the Expiration Date, after which time this Warrant shall become void, _________ Warrant Shares at the Warrant Price. The Warrant Price and the number of Warrant Shares purchasable hereunder are subject to adjustment from time to time as provided herein.

                  This Warrant is one of a series of warrants (the "Warrants") evidencing the right to purchase Depositary Shares of the Company issued pursuant to a certain Fourth Amendment (the "Fourth Amendment"), dated as of October 15, 1999, to the Series G Securities Purchase Agreement, dated as of May 13, 1998, by and between the Company and the persons named therein, as amended (such Securities Purchase Agreement, as amended on September 30, 1998, February 16, 1999 and July 1, 1999 and by the Fourth Amendment being referred to herein as the "Purchase Agreement"), copies of which Purchase Agreement are on file at the principal office of the Company, and the holder of this Warrant shall be entitled to all of the benefits of and be bound by all of the applicable obligations of the Purchase Agreement, as provided therein.

                                    ARTICLE I

                                  DEFINED TERMS

        Section 1.1. DEFINITION OF TERMS. As used in this Warrant, the following capitalized terms shall have the following respective meanings:

                  (a) "Business Day" shall mean a day other than a Saturday, Sunday or other day on which banks in the State of New York or the Commonwealth of Massachusetts are authorized by law to remain closed.

                  (b) "Convertible Notes" shall mean the 7.5% Convertible Subordinated Notes due July 1, 2004 issued pursuant to the Third Amendment dated as of July 1, 1999 to the Purchase Agreement, the 7.5% Convertible Subordinated Notes due July 1, 2004 issuable pursuant to the Fourth Amendment and the 8.0% Convertible Subordinated Notes issued on July 23, 1999 pursuant to the Purchase Agreement.

                  (c) "Common Stock" shall mean the Common Stock, $.00004 par value per share, of the Company.

                  (d) "Closing Price" shall mean, with respect to any day, the last reported sales price of the Depositary Shares, regular way, or in case no sale takes place on such day, the average of the reported closing bid and asked prices of the Depositary Shares, regular way, in either case as reported on the principal national securities exchange on which the Depositary Shares is listed or admitted to trading or, if the Depositary Shares are not listed or admitted to trading on any national securities exchange, but is traded in the over-the-counter market, the closing sale price of the Depositary Shares or in case no sale is publicly reported, the average of the representative closing bid and asked quotations for the Depositary Shares on the Nasdaq National Market, or, if bid and asked prices for such day shall not have been reported on The Nasdaq Stock Market, the average of the bid and asked prices for the Depositary Shares as furnished by any New York Stock Exchange, Inc. member firm regularly making a market in the Depositary Shares and selected for such purpose by the Board of Directors of the Company.

                  (e) "Depositary Shares" means the depositary shares of the Company issued pursuant to the Depositary Agreement dated as of February 16, 1999 by and among the Company, Alpharma USPD Inc. and State Street Bank and Trust Company, as amended (the "Depositary Agreement"), each Depositary Share representing one share of Common Stock of the Company subject to a call option and represented by a depositary receipt.

                  (f) "Expiration Date" shall mean the earlier of (a)
October 15, 2006, or if such day is not a Business Day, the next succeeding day which is a Business Day.

                  (g) "Fair Market Value" with respect to the date of any exercise by the Warrantholder of all or a portion of this Warrant, shall mean the average daily Closing Price of the Depositary Shares, as applicable, for thirty (30) consecutive trading days commencing forty-five (45) days before the date of such exercise by the Warrantholder of all or a portion of this Warrant, PROVIDED, HOWEVER, that where no public market exists for the Depositary Shares at the

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time of the exercise of all or a portion of this Warrant, the fair market value per share shall be determined by the Company's Board of Directors in good faith.

                  (h) "Fourth Amendment" shall mean the Fourth Amendment, dated as of October 15, 1999, to the Purchase Agreement.

                  (i) "Person" shall mean any individual, corporation, association, company, business trust, partnership, limited liability company, joint venture, joint-stock company, trust, unincorporated organization, association or any other entity or government or any agency or political subdivision thereof.

                  (j) "Purchase Agreement" shall mean that certain Securities Purchase Agreement, dated as of May 13, 1998, among the Company and the persons named therein, as amended.

                  (k) "Related Person" of any Person means any other Person directly or indirectly owning (A) twenty percent (20%) or more of the outstanding common stock of such Person (or, in the case of a Person that is not a corporation, twenty percent (20%) or more of the equity interest in such Person) or (B) twenty percent (20%) or more of the combined voting power of the voting capital stock of such Person.

                  (l) "Securities Act" shall mean the Securities Act of 1933, as amended.

                  (m) "Subordinated Notes" shall mean the Company's 8% Subordinated Notes due 2005 issued pursuant to the Purchase Agreement.

                  (n) "Third Amendment" shall mean the Third Amendment, dated as of July 1, 1999, to the Purchase Agreement.

                  (o) "Warrant Price" shall mean Three Dollars ($3.00) per Warrant Share, as such price may be adjusted from time to time pursuant to
Article III hereof.

                  (p) "Warrant Shares" shall mean the Depositary Shares purchasable upon exercise of this Warrant.


                                   ARTICLE II

                        DURATION AND EXERCISE OF WARRANT

                  Section 2.1. EXERCISE OF WARRANT. The Warrantholder may exercise this Warrant, in whole or in part, by presentation and surrender of this Warrant at the address of the Company set forth in Section 4.6 hereof or at such other address as the Company may designate by notice in writing to the Warrantholder with the Subscription Form annexed hereto duly executed, accompanied by payment of the Warrant Price for each Warrant Share purchased. Upon receipt thereof, the Company shall cause to be issued certificates for the Warrant Shares so purchased in such denominations as are requested for delivery to the Warrantholder. Such certificates shall be delivered as promptly as practicable to the Warrantholder. Upon any partial exercise of this

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Warrant, the Company shall execute and deliver a new Warrant of like tenor and date for the balance of the Warrant Shares purchasable hereunder. Upon exercise, the Warrantholder shall be deemed to be the holder of record of Depositary Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Depositary Shares shall not then be actually delivered to the Warrantholder. If at the time this Warrant is exercised, a registration statement is not in effect to register under the Securities Act the Warrant Shares issuable upon exercise of this Warrant, the Company may require the Warrantholder to make such representations, and may place such legends on certificates representing the Warrant Shares, as may be reasonably required to permit the Warrant Shares to be issued without such registration. The Company shall pay any and all stock transfer and similar taxes which may be payable in respect of the issue of the Warrant or in respect of the issue of any of the Warrant Shares, except the Company shall not pay such transfer taxes if the Warrant Shares are issued to a Person other than the Warrantholder.

                  Section 2.2. RESERVATION OF SHARES. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of Depositary Shares or other shares of capital stock of the Company as may be from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions, other than those restrictions imposed by the Securities Act of 1933, and free and clear of all preemptive and similar rights.

                  Section 2.3. FRACTIONAL SHARES. The Company shall not be required to issue any fraction of a Depositary Share in connection with the exercise of this Warrant, and in any case where the Warrantholder would, except for the provisions of this Section 2.3, be entitled under the terms of this Warrant to receive a fraction of a share upon the exercise of this Warrant, the Company shall, upon the exercise of this Warrant and receipt of the Warrant Price (as adjusted to cover the balance of the share), issue the largest number of whole shares purchasable upon exercise of this Warrant, but in no event shall the Company issue more than such number of Depositary Shares as are issuable pursuant to the exercise of this Warrant. The Company shall not be required to make any cash or other adjustment in respect of such fraction of a share to which the Warrantholder would otherwise be entitled.

                  Section 2.4.  PAYMENT FOR WARRANT SHARES.

                  (a) Payment of the aggregate Warrant Price for Warrant Shares to be purchased upon exercise of all or a portion of this Warrant shall be made in full by delivery to the Company, at its address set forth in Section 4.6 hereof or at such other address as the Company may designate by notice in writing to the Warrantholder, of a certified or bank cashier's check or by wire transfer to an account in the United States designated by the Company.

                  (b) Payment of the aggregate Warrant Price may also be made in full by (i) delivery to the Company of Convertible Notes plus accrued interest thereon, in an aggregate principal amount equal to the aggregate Warrant Price,
(ii) delivery to the Company of Subordinated Notes plus accrued interest thereon, in an aggregate principal amount equal to the

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

aggregate Warrant Price or (iii) a combination of cash (payable by wire transfer or certified or bank check), Convertible Notes or Subordinated Notes beneficially owned by such Warrantholder and such accumulated dividends or accrued interest, as the case may be, in an aggregate principal amount equal to the aggregate Warrant Price. Any Convertible Notes or Subordinated Notes surrendered for exchange hereunder shall be, if so required by the Company, accompanied by a written instrument or instruments of transfer in form satisfactory to the Company duly delivered by the Warrantholder.

                  (c) Notwithstanding any provisions herein to the contrary, if the Fair Market Value of one Depositary Share is greater than the Warrant Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Warrantholder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof, which portion shall be canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Subscription Form annexed hereto and notice of such election in which event the Company shall issue to the Warrantholder a number of Depositary Shares computed using the following formula:

                               X =  Y(A-B)
                                    -----
                                      A

              Where X = the number of Depositary Shares to be issued to the Warrantholder

                               Y = the number of Depositary Shares
                               purchasable under the Warrant or, if
                               only a portion of the Warrant is
                               being exercised, the portion of the
                               Warrant being canceled (at the date
                               of such calculation)

                               A =  the Fair Market Value of one Depositary
                               Share (at the date of such calculation)

                               B = Warrant Price (as adjusted to the date of such calculation)


                                   ARTICLE III

                  ADJUSTMENT OF WARRANT PRICE OR WARRANT SHARES

                  Section 3.1.  ADJUSTMENT OF WARRANT PRICE.

                  (a) Except as hereinafter provided, in case the Company shall at any time after the date hereof issue or sell any obligations or Depositary Shares, for a consideration per share less than the Warrant Price in effect immediately prior to the issuance or sale of such shares, or without consideration, then, and thereafter successively upon each issuance or sale, the Warrant Price in effect immediately prior to each such issuance or sale shall forthwith be reduced to a price determined by dividing (i) an amount equal to
(X) the total number of

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

Depositary Shares outstanding immediately prior to such issuance or sale multiplied by the Warrant Price in effect immediately prior to such issuance or sale, plus (Y) the consideration, if any, received by the Company upon such issuance or sale, by (ii) the total number of Depositary Shares outstanding immediately after such issuance or sale.

                           For the purposes of any computation to be made in
accordance with the provisions of this paragraph (a), the following shall be applicable:

                                            (i) In case of the issuance or sale
                           of Depositary Shares for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if such Depositary Shares are offered by the Company for subscription, the subscription price, or, if Depositary Shares shall be sold to underwriters or dealers for public offering without a subscription offering, the public offering price) before deducting therefrom any commissions or other expenses paid or incurred by the Company for any underwriting of, or otherwise in connection with the issuance of such shares;

                                            (ii) In case of the issuance or sale
                           of Depositary Shares for a consideration part or all of which shall be other than cash (otherwise than as a dividend or other distribution on any Depositary Shares of the Company or on conversion, exercise or exchange of other securities of the Company or upon acquisition of the assets or securities of another company or upon merger or consolidation with another entity), the amount of consideration therefor other than cash shall be the value of such consideration as of the date of the issuance or sale of the Depositary Shares, irrespective of accounting treatment, but as determined by the Board of Directors of the Company in good faith. The reclassification of securities other than Depositary Shares into Depositary Shares shall be deemed to involve the issuance for a consideration other than cash of such Depositary Shares immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such Depositary Shares;

                                            (iii) In case of the issuance of
                           Depositary Shares upon conversion or exchange of any obligations or of any securities of the Company that shall be convertible into or exchangeable for Depositary Shares or upon the exercise of rights or options to subscribe for or to purchase Depositary Shares (other than upon exercise of this Warrant), the amount of consideration received by the Company for such Depositary Shares shall be deemed to be the sum of (A) the amount of the consideration received by the Company upon the original issuance of such obligations, shares, rights or options, as the case may be, plus (B) the consideration, if any, other than such obligations, shares, rights or options, received by the Company upon such conversion, exchange, or exercise

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

                           except in adjustment of interest and dividends. The amount of the consideration received by the Company upon the original issuance of the obligations, shares, rights or options so converted, exchanged or exercised and the amount of the consideration, if any, other than such obligations, shares, rights or options, received by the Company upon such conversion, exchange or exercise shall be determined in the same manner provided in subparagraphs (i) and
                           (ii) above with respect to the consideration received by the Company in case of the issuance of Depositary Shares; if such obligations, shares, rights or options shall have been issued as a dividend upon any securities of the Company, the amount of the consideration received by the Company upon the original issuance thereof shall be deemed to be zero. In case of the issuance of Warrant Shares upon exercise of this Warrant, the Company shall be deemed to have received the Warrant Price then in effect as the consideration for each Depositary Share so issued;

                                            (iv) Depositary Shares issuable by
                           way of dividend or other distribution on any securities of the Company shall be deemed to have been issued and to be outstanding at the close of business on the record date fixed for the determination of security holders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration. Depositary Shares issued otherwise than as a dividend, shall be deemed to have been issued and to be outstanding at the close of business on the date of issue;

                                            (v) The number of Depositary Shares
                           at any time outstanding shall not include any shares then owned or held by or for the account of the Company, but shall include the aggregate number of shares deliverable in respect of options, rights and exercisable, convertible and exchangeable securities at all times while such options, rights or securities remain outstanding and unexercised, unconverted or unexchanged, as the case may be; and

                                            (vi) No adjustment shall be made to
                           the Warrant Price in effect upon conversion or exchange of (i) securities convertible or exercisable or exchangeable for Depositary Shares or for other securities that are subsequently exercisable for Depositary Shares that are outstanding as of the date of the Fourth Amendment, or (ii) any obligations or any securities of the Company that shall be convertible into or exercisable or exchangeable for Depositary Shares or upon the exercise of rights or options to subscribe for or to purchase Depositary Shares for which an adjustment in the Warrant Price has previously been made in accordance with paragraph
                           (b) of this Section 3.1.

                                            (vii) In the event that any payment
                           is made to the holders of warrants issued pursuant to the Securities Purchase Agreement dated as of January 31, 1997 among the Company, Triumph Connecticut Limited


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

                           Partnership and the other purchasers named therein pursuant to Section 8.3(b) (or successor provision) of such Securities Purchase Agreement which does not result in a modification pursuant to Section 3.4, the Company shall be deemed to have issued without consideration as of the date of the event giving rise to such payment a number of Depositary Shares equal to the amount of such payment divided by the Closing Price on the date of such event.

                  (b) In case the Company shall at any time after the date hereof issue options or rights to subscribe for Depositary Shares, or issue any obligations or securities convertible into or exchangeable for Depositary Shares, otherwise than as contemplated by Section 3.1(a)(vi) or pursuant to
Section 3.3 hereof, for a consideration per share less than the Warrant Price in effect immediately prior to the issuance of such options or rights or convertible or exchangeable securities, or without consideration, the Warrant Price in effect immediately prior to the issuance of such options or rights or securities shall be reduced to a price determined by making a computation in accordance with the provisions of paragraph (a) of this Section 3.1, provided that:

                           (i) the aggregate maximum number of Depositary Shares
deliverable under such options or rights shall be considered to have been delivered at the time such options or rights were issued, and for a consideration equal to the minimum purchase price per Depositary Share provided for in such options or rights, plus the consideration (determined in the same manner as consideration received on the issue or sale of Depositary Shares), if any, received by the Company for such options or rights;

                           (ii) the aggregate maximum number of Depositary
Shares deliverable upon conversion of or exchange for any such obligations or securities shall be considered to have been delivered at the time of issuance of such securities, and for a consideration equal to the consideration (determined in the same manner as consideration received on the issue or sale of Depositary Shares) received by the Company for such securities, plus the consideration, if any, to be received by the Company upon the exchange or conversion thereof; and

                           (iii) on the expiration of such options or rights, or
an increase in the minimum exercise price thereof, or a decrease in the maximum number of Depositary Shares deliverable upon exercise or conversion of such options, rights or convertible or exchangeable securities pursuant to the terms thereof (and not as a result of exercise or conversion), or the termination of such right to convert or exchange, the Warrant Price in effect shall forthwith be readjusted to such Warrant Price as would have obtained (A) in the case of the expiration or termination of options or rights or the termination of the right to convert or exchange convertible or exchangeable securities, had no adjustments been made upon the issuance of such options, rights or convertible or exchangeable securities, or (B) in the case of an increase in the minimum exercise price thereof, or a decrease in the maximum number of shares deliverable thereunder, had the adjustments made upon the issuance of such options, rights or convertible or exchangeable securities been made upon the basis of the delivery of only the number of Depositary Shares (A) actually deliverable upon the exercise of such options or rights or upon conversion or exchange of such securities, or (B) deliverable by reason of such increase in price or decrease in number of shares.

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

                  (c) No adjustment to the Warrant Price shall be made in connection with the issuance of:

                                            (i) the Convertible Notes, the
                           Warrants issued pursuant to the Third Amendment, the Warrants issued pursuant to the Fourth Amendment, the Warrants issued pursuant to the Purchase Agreement and the New Warrants, as such term is defined in the Purchase Agreement (together, the "Convertible Securities"), and the securities issued or issuable upon conversion or exercise of the Convertible Securities, or other currently outstanding securities that are convertible, exercisable or exchangeable for Depositary Shares; and

                                            (ii) Depositary Shares or rights,
                           options or warrants to acquire Depositary Shares issued to directors, employees or consultants of the Company pursuant to a stock option plan or agreement (and, in the case of rights, options, or warrants, the Depositary Shares issued or issuable upon exercise thereof) and approved by the Board of Directors;

                  (d) In case the Company shall at any time after the date hereof subdivide or combine the outstanding Depositary Shares, the Warrant Price in effect shall forthwith be proportionately decreased in the case of the subdivision or proportionately increased in the case of combination to the nearest one cent. Any such adjustment shall become effective at the close of business on the date that such subdivision or combination shall become effective.

                  (e) No adjustment to the Warrant Price shall be made in connection with the conversion of all outstanding Depositary Shares into shares of Common Stock on the Option Expiration Date (as defined in the Depositary Agreement) pursuant to the terms of the Depositary Agreement.

                  Section 3.2. ADJUSTMENT OF WARRANT SHARES. In the event of an adjustment of the Warrant Price, the number of Depositary Shares (or reclassified or recapitalized stock) issuable upon exercise of this Warrant after such adjustment shall be equal to the number determined by multiplying the number of Depositary Shares issuable upon exercise of this Warrant immediately prior to such adjustment by a fraction, of which the numerator is the Warrant Price in effect immediately prior to such adjustments, and the denominator is the Warrant Price in effect immediately after such adjustment.

                  Section 3.3. DIVIDENDS AND DISTRIBUTIONS. In the event that the Company shall at any time after the date hereof pay any dividend (other than in Depositary Shares) on, or make any distribution of its assets upon or with respect to, the Depositary Shares, or in the event that the Company shall offer options or rights to subscribe for Depositary Shares, or issue any securities convertible into or exchangeable for Depositary Shares, to all of its holders of Depositary Shares, then on the record date for such payment, distribution or offer or, in the absence of a record date, on the date of such payment, distribution or offer, the Warrantholder shall receive what the Warrantholder would have received had it exercised this Warrant in full immediately prior to the record date of such payment, distribution or offer or, in the absence of a record date, immediately prior to the date of such payment, distribution or offer.

                  Section 3.4. MERGERS, CONSOLIDATIONS, RECLASSIFICATIONS. In the case of any reorganization or reclassification of the outstanding Depositary Shares (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) or in the case of any consolidation of the Company into, or merger of the Company with another corporation in which it is not the surviving entity (or it is the surviving entity, but its Depositary Shares become shares of another corporation), or in the case of any sale, lease or conveyance of all, or substantially all, of the property, assets, business and goodwill of the Company as an entirety, the Warrantholder shall thereafter have the right upon exercise of this Warrant to receive the kind and amount of shares of stock and other securities, cash and property receivable upon such reorganization, reclassification, consolidation, merger or disposition by a holder of the number of Depositary Shares which the Warrantholder would have received had it exercised this Warrant immediately prior to such reorganization, reclassification, consolidation, merger or disposition, at a price equal to the aggregate Warrant Price then in effect for exercising this Warrant in full (the kind, amount and price of such stock and other securities to be subject to adjustment as herein provided); provided, however, that the kind and amount of such shares of stock and other securities, cash and other property shall be determined as if any payment made to the holders of warrants issued pursuant to the Securities Purchase Agreement dated as of January 31, 1997 among the Company, Triumph Connecticut Limited Partnership and the other purchasers named therein upon such reorganization, reclassification, consolidation, merger or disposition in excess of the amount such holders would otherwise have been entitled to receive under the terms of such warrants without regard to Section 8.3(b) (or successor provision) of such Securities Purchase Agreement had not been made. The foregoing provisions of this Section 3.4 shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers and dispositions.

                  Section 3.5. NOTICE OF ADJUSTMENT. Whenever the Warrant Price or the number of Warrant Shares shall be adjusted pursuant to the provisions of
Article III, the Company shall prepare and deliver forthwith to the Warrantholder a certificate signed by the President of the Company and by its Chief Financial Officer, setting forth the adjusted number of Warrant Shares purchasable upon the exercise of this Warrant and the Warrant Price calculated to the nearest cent and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment and upon which such calculation is based.

                  Section 3.6. NOTICE OF CERTAIN CORPORATE ACTION. In case at any time:

                                    (A)     the Company shall declare any
                                            dividend (or any other
                                            distributions) on Depositary
                                            Shares; or

                                    (B)     the Company shall authorize the
                                            granting to all holders of its
                                            Depositary Shares of rights to
                                            subscribe for or purchase any shares
                                            of stock of any class or of any
                                            other rights; or

                                    (C)     there shall be any reclassification
                                            of the Depositary Shares or capital
                                            stock of the Company; or

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

                                    (D)     there shall be any capital
                                            reorganization by the Company; or

                                    (E)     there shall be any (i) consolidation
                                            or merger involving the Company,
                                            other than the merger contemplated
                                            by the Merger Agreement, or (ii)
                                            sale, transfer or other disposition
                                            of all or substantially all of the
                                            Company's property, assets or
                                            business (except a merger or other
                                            reorganization in which the Company
                                            shall be the surviving corporation
                                            and its shares of capital stock
                                            shall continue to be outstanding and
                                            unchanged and except a
                                            consolidation, merger, sale,
                                            transfer or other disposition
                                            involving a wholly-owned
                                            subsidiary); or

                                    (F)     there shall be a voluntary or
                                            involuntary dissolution, liquidation
                                            or winding-up of the Company or any
                                            partial liquidation of the Company
                                            or distribution to holders of
                                            Depositary Shares;

then, in each of such cases, the Company shall give written notice to the Warrantholder of the date on which (i) the books of the Company shall close or a record date shall be fixed for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be, shall take place. Such notice also shall specify the date as of which the holders of Depositary Shares of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their depositary receipts for Depositary Shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given at least twenty (20) days prior to the action in question and not less than twenty (20) days prior to the record date or the date on which the Company's transfer books are closed in respect thereto.

                  Section 3.7. ADJUSTMENT FOR EXPIRATION OF CALL OPTION. From and after the Option Expiration Date, this Warrant shall be exercisable into a number of shares of Common Stock of the Company equal to the number of shares of Common Stock that the Warrantholder would have received upon the exchange of the Depositary Shares that the Warrantholder would have received had it exercised this Warrant in full immediately prior to the Option Expiration Date. From and after the Option Expiration Date, all references herein to Depositary Shares shall be deemed to include the Common Stock of the Company.

                  Section 3.8. FORM OF WARRANT AFTER ADJUSTMENTS. The form of this Warrant need not be changed because of any adjustments in the Warrant Price or the number or kind of the Warrant Shares.


                                   ARTICLE IV

                                  MISCELLANEOUS

                  Section 4.1.  SUCCESSORS AND ASSIGNS; TRANSFERS.

                  (a) The terms of this Warrant shall be binding upon, inure to the benefit of and be enforceable by and against any successors or assigns of the Company and of the Warrantholder; PROVIDED, HOWEVER, that the Company may not assign its rights or obligations hereunder.

                  (b) Subject to the provisions of paragraph (f) below and
Section 17.3 of the Purchase Agreement, this Warrant and all rights hereunder are transferable by the Warrantholder, in whole or in party, upon surrender of this Warrant with a properly executed assignment at the principal office of the Company.

                  (c) Any transferee to whom rights hereunder are transferred shall, as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon the Warrantholder under this Warrant to the same extent as if such transferee was the Warrantholder.

                  (d) The Company will maintain a register containing the names and addresses of the Warrantholders of the Warrants. Any Warrantholder may change its or his address as shown on the warrant register by written notice to the Company requesting such change.

                  (e) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Warrantholder as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

                  (f) This Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

                  (g) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that such registration is not required."

                  The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act.

                  Section 4.2. RIGHTS AS STOCKHOLDER. Except as provided herein, the Warrantholder, as such, shall not be entitled to vote or be deemed to be a stockholder of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Warrantholder, as such, any rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action or receive notice of meetings.

                  Section 4.3. ACCEPTANCE BY WARRANTHOLDER. Receipt of this Warrant by the Warrantholder shall constitute acceptance of an agreement to the foregoing terms and conditions.

                  Section 4.4. GOVERNING LAW. This Warrant and the rights of the parties hereunder shall be governed in all respects by the laws of the State of New York, without giving effect to the provisions thereof relating to conflicts of law.

                  Section 4.5. SEVERABILITY. In case any provision of this Warrant shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 4.6. NOTICES. Any notices or certificates by the Company to the Warrantholder and by the Warrantholder to the Company shall be deemed delivered if in writing and delivered in person or by registered mail (return receipt requested) to the Warrantholder, at its address in the registry of Warrantholders maintained by the Company, and if to the Company, at 187 Ballardvale Street, Suite B125, Wilmington, MA 01887, Attention: Principal Financial Officer. The Company may change its address by written notice to the Warrantholder.

                  Section 4.7. AMENDMENT. This Warrant may be amended or modified (or any provision hereof waived) only if Warrantholders holding at least eighty percent (80%) of the Warrant Shares (assuming exercise of all the Warrants) shall approve such amendment, modification or waiver in writing; PROVIDED, HOWEVER, that no amendment that adversely affects the rights of any Warrantholder in a manner different from the rights of the other Warrantholders shall be effective against such Warrantholder unless approved in writing by such Warrantholder. After an amendment, modification or waiver of a provision the Warrants becomes effective, the Company shall mail to the Warrantholders a notice briefly describing the amendment, modification or waiver.

                  IN WITNESS WHEREOF, this Warrant has been duly executed by the Company under its corporate seal as of the 15th day of October, 1999.

                                        ASCENT PEDIATRICS, INC.


                                        By:_________________________________
                                        Name:
                                        Its: